CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Preferred Stock, par value (in dollars per share)	$ 0.00001	$ 0.00001
Preferred Stock, shares authorized	10,000,000	500,000
Preferred Stock, shares issued	0	0
Preferred Stock, shares outstanding	0	0
Common Stock, par value	$ 0.00001	$ 0.00001
Common Stock, shares authorized	100,000,000	4,000,000
Common Stock, shares issued	35,192,045	30,005,185
Common Stock, shares outstanding	35,192,045	30,005,185